Exhibit 99.1

SailPoint to be Acquired by Thoma Bravo for $6.9 Billion

SailPoint stockholders to receive $65.25 per share in cash

Deal price represents a 48% premium to the 90-day VWAP

SailPoint to become a privately held company upon completion of the transaction

AUSTIN, April 11, 2022 – SailPoint Technologies Holdings, Inc. (NYSE: SAIL), the leader in enterprise identity security, today announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm, in an all-cash transaction that values SailPoint at approximately $6.9 billion.

Subject to the terms of the Agreement, SailPoint stockholders will receive $65.25 per share in cash, representing a premium of 48% to SailPoint’s 90-day volume-weighted average price (VWAP). Upon completion of the transaction, SailPoint will become a privately held company with the flexibility and resources to continue providing industry-leading identity security solutions to modern enterprises around the world. Additionally, SailPoint will benefit from the operating capabilities, capital support, and deep software expertise of Thoma Bravo.

“Identity security is core to cyber security and businesses have realized that to fuel business growth and success, they must start with identity as the foundation for secure business transformation. We’ve experienced rapid growth and see a tremendous opportunity ahead of us to continue to set the pace in the identity security market as the category leader,” said Mark McClain, CEO and Founder, SailPoint. “This transaction delivers significant immediate cash value to our stockholders and maximizes the value of their shares. The transaction will also allow us to pursue our long-term growth trajectory with greater flexibility and effectiveness to support our customers, expand our markets, and accelerate innovation in identity security with the backing of a strong financial partner with deep sector expertise. Thoma Bravo’s belief in our vision for identity security aligns strongly with our desire to accelerate and extend our leadership for years to come.”

“SailPoint is ideally positioned to capitalize on the large and growing demand from modern enterprises for robust identity security solutions that secure their business and reduce risk,” said Seth Boro, a Managing Partner at Thoma Bravo. “Their market-leading identity security platform provides the autonomous and intelligent approach that the market requires today, especially among larger enterprises and as hybrid working becomes more common. We look forward to partnering with Mark and his talented team to drive SailPoint’s next chapter of growth.”

“SailPoint is the clear leader in providing trusted identity security to the most well-respected global brands,” said Andrew Almeida, a Partner at Thoma Bravo. “As digital transformation becomes imperative for enterprises of all sizes to remain competitive, SailPoint’s innovative products provide the foundation for a robust security infrastructure that keeps employees and sensitive information safe. We are excited to leverage Thoma Bravo’s deep software and operational capabilities to support SailPoint’s mission to be the de facto identity security platform player of choice.”

Thoma Bravo has deep expertise in growing industry-leading software brands like SailPoint who are poised for significant growth and market leadership. SailPoint brings a rich heritage in identity security and a deep-seated commitment to driving innovation at a pace that the market demands today. Thoma Bravo’s operational and financial resources combined with SailPoint’s focus on driving consistent innovation that delivers sustained customer success will set SailPoint on a path for sustained long-term growth.

Transaction Details

A Special Committee of the Board of Directors of SailPoint has unanimously recommended, and following that recommendation, the Board has unanimously approved, the agreement with Thoma Bravo, and the Board unanimously recommends that SailPoint stockholders vote in favor of the transaction at the Special Meeting of Shareholders to be called in connection with the transaction.

The agreement includes a “go-shop” period expiring at 11:59 p.m. Eastern time on May 16, 2022, which allows the Board and its advisors to actively initiate, solicit and consider alternative acquisition proposals from third parties. The Board will have the right to terminate the merger agreement to enter into a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurance that this “go-shop” will result in a superior proposal, and SailPoint does not intend to disclose developments with respect to the solicitation process unless and until it determines such disclosure is appropriate or otherwise required.

The transaction is expected to close in the second half of 2022, subject to customary closing conditions, including approval by SailPoint stockholders and receipt of regulatory approvals. Upon closing of the transaction, SailPoint’s common stock will no longer be listed on any public market. The Company will continue to be headquartered in Austin, Texas. Financing for the transaction is being provided by Golub Capital, Blackstone Credit and Owl Rock Capital.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor and Goodwin Procter LLP is serving as legal counsel to SailPoint. Kirkland & Ellis LLP is serving as legal counsel to Thoma Bravo.

About SailPoint

SailPoint is the leader in identity security for the modern enterprise. Harnessing the power of AI and machine learning, SailPoint automates the management and control of access, delivering only the required access to the right identities and technology resources at the right time. Our sophisticated identity platform seamlessly integrates with existing systems and workflows, providing the singular view into all identities and their access. We meet customers where they are with an intelligent identity solution that matches the scale, velocity and environmental needs of the modern enterprise. SailPoint empowers the most complex enterprises worldwide to build a security foundation grounded in identity security.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $103 billion in assets under management as of December 31, 2021. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired or invested in more than 375 companies representing over $190 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit www.thomabravo.com.

Important Information and Where to Find It

In connection with the proposed transaction between SailPoint and Thoma Bravo, SailPoint will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to SailPoint stockholders. SailPoint may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which SailPoint may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by SailPoint through the website maintained by the SEC at www.sec.gov, SailPoint’s investor relations website at https://investors.sailpoint.com/ or by contacting the SailPoint investor relations department at the following: investor@sailpoint.com

Participants in the Solicitation

SailPoint and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SailPoint’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in SailPoint’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on March 18, 2022. SailPoint stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of SailPoint directors and executive officers in the transaction, which may be different than those of SailPoint stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on SailPoint’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by SailPoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of SailPoint’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on SailPoint’s business and general economic conditions; (iii) SailPoint’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm SailPoint’s business, including current plans and operations; (vii) the ability of SailPoint to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting SailPoint’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which SailPoint operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect SailPoint’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact SailPoint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as SailPoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on SailPoint’s financial condition, results of operations, or liquidity. SailPoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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Investor Relations

ICR for SailPoint

Brian Denyeau, 512-664-8916

investor@sailpoint.com

Media Relations for SailPoint

Jessica Sutera

VP, Corporate Marketing, 978-793-0085

Jessica.sutera@sailpoint.com

Natalie Reina

Sr. PR & Corp Comms Manager, 956-878-9176

Natalie.reina@sailpoint.com

Media Relations for Thoma Bravo

Megan Frank

Thoma Bravo Communications

mfrank@thomabravo.com

(212) 731-4778

Abigail Farr

Finsbury Glover Hering

abigail.farr@fgh.com

(646) 957-2067